UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 11, 2013

CopyTele, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11254                                                                          11-2622630

(Commission File Number)                                           (IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY                                                                                11747

(Address of Principal Executive Offices)                                                                                 (Zip Code)

(631) 549-5900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of CopyTele, Inc., a Delaware corporation (the “Company”), was held on Friday, October 11, 2013 at the Fox Hollow, Woodbury, New York.  Stockholders of record at the close of business on August 16, 2013 were entitled to one vote for each share of common stock held.  On August 16, 2013, there were 206,376,189 shares of common stock issued and outstanding.

At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1. To elect six directors nominated by the Board of Directors (the “Board”) to serve until the next annual meeting of stockholders.  Each nominee for director was elected by a vote of the stockholders as follows:

Proposal	Vote Type	Voted
(1) Election of Directors
Bruce F. Johnson	For	68,109,075
	Withheld	375,551
	Broker Non-Votes	87,374,925

Henry P. Herms	For	66,474,970
	Withheld	2,009,656
	Broker Non-Votes	87,374,925

Kent B. Williams	For	68,109,075
	Withheld	375,551
	Broker Non-Votes	87,374,925

Lewis H. Titterton Jr.	For	68,069,075
	Withheld	415,551
	Broker Non-Votes	87,374,925

Robert A. Berman	For	67,528,592
	Withheld	956,034
	Broker Non-Votes	87,374,925

Dr. Amit Kumar	For	67,488,173
	Withheld	996,453
	Broker Non-Votes	87,374,925

2.

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.  The proposal was approved, on a non-binding advisory basis, by a vote of stockholders as follows:

Proposal	Vote Type	Voted
(2) Advisory Vote on Executive Compensation
	For	65,954,083
	Against	774,314
	Abstention	1,756,229
	Broker Non-Votes	87,374,925

3.

To approve, on a non-binding advisory basis, the frequency for the advisory vote to approve the compensation of the Company’s named executive officers.  The frequency of “3 years” was approved, on a non-binding advisory basis, by a vote of stockholders as follows:

Proposal	Vote Type	Voted
(3) Advisory Vote on the Frequency
of the Vote on Executive Compensation	1 Year	16,768,616
	2 Years	3,987,567
	3 Years	47,310,371
	Abstention Broker Non-Votes	418,072 87,374,925

Based on the results of Proposal No. 3, the Board has determined that the Company will hold a non-binding, advisory vote on the compensation of its named executive officers once every three years, until the next required vote on the frequency of the advisory vote on executive compensation occurs, or until the Board determines that holding such vote with a different frequency is in the best interests of the Company.

4.

Ratification of the appointment of Haskell & White LLP, an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2013.  The proposal was approved by a vote of stockholders as follows:

Proposal	Vote Type	Voted
(4) Ratification of Appointment of Haskell & White LLP
	For	151,657,407
	Against	74,749
	Abstention	4,127,395

5.

Approval of the amendment to the certificate of incorporation to increase the authorized number of shares of common stock from 300,000,000 shares to 600,000,000 shares.  The proposal was approved by a vote of stockholders as follows:

Proposal	Vote Type	Voted
(5) Approval of amendment to the certificate of incorporation
	For	137,916,875
	Against	17,007,445
	Abstention	935,221

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date: October 16, 2013

By: /s/ Robert A. Berman

        Robert A. Berman

        President and

        Chief Executive Officer

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